PROACTIVE ASSET ALLOCATION FUNDS
                            OPTI-FLEX(R) DYNAMIC FUND

                       SUPPLEMENT DATED FEBRUARY 28, 2002
                     TO THE PROSPECTUS DATED APRIL 30, 2001

     The Prospectus is hereby supplemented by replacing the text under the caption "Portfolio Manager" on page 10 with the following:

     PORTFOLIO MANAGERS. C. Martin ("Marty") Unterreiner, Chief Portfolio Manager, is primarily responsible for the day to day management of the Fund, including determining the percentages of the Fund's assets to be allocated to the three other Portfolio Managers, Jeffrey J. Unterreiner, Jeffrey A. Wachtman and Wayne Chu.

     Marty Unterreiner, who has managed the Fund since its inception in October 1996, is a Trustee and Vice President of the Trust, has been a director of the manager since its incorporation in January 1980, and served as President of the manager from its inception through June 30, 1997. He has also been a director and vice president of the Fund's distributor since July 1, 1997. He is a graduate of St. Louis University where he earned a Bachelor of Science degree in Commerce with a concentration in Economics and a masters' degree in Education with a minor in Finance.

     Jeffrey J. Unterreiner, Portfolio Manager, has been in the financial services business for over 15 years and has assisted in the development and investment decisions for the OPTI-flex(R) investment strategies for most of their history. He has been President of the manager since July 1, 1997 and president of the Fund's distributor since its inception in October of 1994. He is a graduate of the University of Missouri--St. Louis where he majored in Business Administration.

     Jeffrey A. Wachtman, Portfolio Manager, joined the manager as a representative and the Fund's distributor as a registered principal in April 1999. Previously he worked as a registered representative and investment advisor representative with Equity Programs Corporation of San Diego, California, Cambridge Investment Research of Fairfield, Iowa, and FFP Securities and FFP Advisory services of Chesterfield, Missouri. He attended Icthus Training Center in Salem, Oregon.

     Wayne Chu, Portfolio Manager, joined the manager as an investment advisor representative in March 2000 and has also been a registered principal of the Fund's distributor since that date. He attended Heald College where he was awarded an AS-Electrical Engineering, following which he studied Computer Science at San Francisco State University. Prior to joining the manager, he held a number of management positions, most recently serving as a registered representative with Cambridge Investment Research (1996 to March 2000).